Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as
         permitted by Rule 14a-6(e)(2))
[x]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or
         Rule 14a-12
                          Profit Funds Investment Trust


                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]      No fee due.
[ ]      $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1),
         14a-6(j)(2) or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]      Fee computed on table below per Exchange Act Rules
         14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:


     2)  Aggregate number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     4)  Proposed maximum aggregate value of transaction:


     5)  Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1) Amount previously paid:



         2) Form, Schedule or Registration Statement No.:



         3) Filing party:



         4) Date filed:

October 20, 1998


Dear Shareholder:

         You are cordially invited to attend a Special Meeting of Shareholders of the Profit Value Fund (the "Fund"), a series of Profit Funds Investment Trust, to be held on November 30, 1998 at 10:00 a.m., Eastern time, at the offices of Countrywide Fund Services, Inc., 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202.

         Due to the recent expansion of the Board of Trustees from four to five trustees, you are being asked to elect the current slate of trustees. You are also being asked to approve a new investment advisory agreement between the Trust and its investment adviser, Investor Resources Group, LLC. If shareholders approve the new investment advisory agreement, IRG will continue to provide investment advisory services to the Fund, and there will be no change in the rate of compensation paid by the Fund to IRG. Two additional proposals are also presented for your consideration in the enclosed proxy statement: one asking shareholders to approve or disapprove the elimination of a fundamental investment restriction of the Fund which currently prohibits the Fund from writing put and call options, and the other asking shareholders to ratify or reject the selection of PricewaterhouseCoopers L.L.P. as the Fund's independent public accountants for the current fiscal year.

         The Board of Trustees has given full and careful consideration to each of these matters and has concluded that the proposals are in the best interests of the Fund and its shareholders. The Board of Trustees therefore recommends that you vote "FOR" approval of each proposal.

         Regardless of the number of shares you own, it is important that they are represented and voted. If you cannot personally attend the special shareholders' meeting, we would appreciate you promptly voting, signing and returning the enclosed proxy in the postage paid envelope provided.

Very truly yours,



/s/ Eugene A. Profit
Eugene A. Profit
President

                          PROFIT FUNDS INVESTMENT TRUST
                         SPECIAL MEETING OF SHAREHOLDERS
                                November 30, 1998

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Profit Value Fund

The undersigned hereby appoints Eugene A. Profit and John F. Splain, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held on November 30, 1998 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated October 18, 1998.


                                                 Date: ________________________

                                                 NOTE: Please sign exactly as
                                                 your name appears on this
                                                 proxy. If signing for an
                                                 estate, trust or corporation,
                                                 title or capacity should be
                                                 stated. If the shares are held
                                                 jointly, both signers should
                                                 sign, although the signature of
                                                 one will bind the other.

                                                 _____________________________

                                                 _____________________________


                                                 Signature(s) PLEASE SIGN ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED HEREIN.

1. Authority to vote for the election of all nominees for trustee as listed below.

         FOR             WITHHOLD
         [  ]            [  ]

         INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.

         Larry E. Jennings, Jr., Robert M. Milanicz, Deborah Owens, Eugene A. Profit, Joseph A. Quash, M.D.

2. With respect to the approval or disapproval of a new investment advisory agreement with Investor Resources Group, LLC.

         FOR             AGAINST             ABSTAIN
         [  ]            [  ]                [  ]

3. With respect to the approval or disapproval of the elimination of the Fund's fundamental investment restriction that currently prohibits the writing of put and call options.

         FOR             AGAINST             ABSTAIN
         [  ]            [  ]                [  ]

4. With respect to the ratification or rejection of the selection of PricewaterhouseCoopers L.L.P. as the Fund's independent public accountants for the current fiscal year.

         FOR             AGAINST             ABSTAIN
         [   ]           [  ]                [  ]

5. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.



PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                          PROFIT FUNDS INVESTMENT TRUST
                                PROFIT VALUE FUND

       -----------------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 30, 1998
       -----------------------------------------------------------------

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of the Profit Value Fund (the "Fund"), a series of Profit Funds Investment Trust, will be held at the offices of Countrywide Fund Services, Inc., at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202, on November 30, 1998 at 10:00 a.m., Eastern time, to consider and vote on the following matters:

1. To elect five trustees, each to serve until his or her successor is duly elected and shall qualify;

2. To approve or disapprove a new investment advisory agreement with Investor Resources Group, LLC ("IRG"), whereby IRG will continue to serve as investment adviser to the Fund;

3. To approve or disapprove the elimination of a fundamental investment restriction that currently prohibits the Fund from writing put and call options;

4. To ratify or reject the selection of PricewaterhouseCoopers L.L.P. as the Fund's independent public accountants for the current fiscal year; and

5. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.

Shareholders of record at the close of business on October 6, 1998 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                         By the order of the Board of Trustees

                                         /s/ John F. Splain

                                         John F. Splain
                                         Secretary

October 18, 1998
-----------------------------------------------------------------
Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus avoiding unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                          PROFIT FUNDS INVESTMENT TRUST

                     SPECIAL MEETING OF THE SHAREHOLDERS OF
                                PROFIT VALUE FUND
                         To Be Held on November 30, 1998
       -----------------------------------------------------------------

                                 PROXY STATEMENT
       -----------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation by the Board of Trustees of Profit Funds Investment Trust ("the Trust") of proxies for use at the special meeting of shareholders or at any adjournment thereof. This Proxy Statement and form of proxy were first mailed to shareholders on or about October 20, 1998.

         The special meeting of shareholders has been called for the purposes of considering and voting on (1) the election of five individuals to the Board of Trustees; (2) a new investment advisory agreement for the Fund, whereby Investor Resources Group, LLC ("IRG") will continue to serve as investment adviser to the Fund at the same rate of compensation as stated in the Fund's current investment advisory agreement; (3) the elimination of the Fund's fundamental investment restriction which currently prohibits the writing of put and call options; and
(4) the selection of PricewaterhouseCoopers L.L.P. as the Fund's independent public accountants for the current fiscal year.

         A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon. A proxy which is properly executed which has no voting instructions as to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

     In addition to solicitation through the mails, proxies may be solicited by officers, employees and agents of the Trust without cost to the Fund. Such solicitation may be by telephone, facsimile or otherwise. The Fund will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

         THE FUND'S MOST RECENTLY PUBLISHED ANNUAL REPORT AND SEMIANNUAL REPORT ARE AVAILABLE AT NO CHARGE BY WRITING TO THE TRUST AT P.O. BOX 5354, CINCINNATI, OHIO 45201-5354, OR BY CALLING THE TRUST NATIONWIDE (TOLL-FREE) 888-744-2337. THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998 WILL BE MAILED TO SHAREHOLDERS ON OR BEFORE NOVEMBER 29, 1998.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

         The Board of Trustees has fixed the close of business on October 6, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting of shareholders or any adjournment thereof. As of the record date there were 159,813.989 shares of beneficial interest, no par value, of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

         On October 6, 1998, National Financial Services Corp., 200 Liberty Street, 1 World Financial Center, New York, New York 10281, owned of record 19.42% of the Fund's outstanding shares; Independent Trust Corporation FBO Robert Simmons, 6407 Brookside Dr., Chevy Chase, Maryland 20815, owned of record 9.69% of the Fund's outstanding shares; and Capital Cardiology Consultants Profit Sharing Plan, 1160 Varnum Street, NE, Suite 100, Washington, D.C. 20017, owned of record 8.37% of the Fund's outstanding shares. According to information available to the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares on the record date.

         If a quorum (more than 50% of the outstanding shares of the Fund) is represented at the meeting, the vote of a plurality of the outstanding shares of the Fund is required for approval of the election of five individuals to the Board of Trustees (Proposal I). If a quorum is represented at the meeting, the vote of a majority of the outstanding shares of the Fund is required for approval of the new investment advisory agreement with IRG (Proposal II) and the elimination of the Fund's fundamental investment restriction regarding the writing of put and call options (Proposal III). The vote of a majority of the outstanding shares, for purposes of Proposals II and III means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the Fund's outstanding shares are present or represented by proxy, or (2) more than 50% of the Fund's outstanding shares. If a quorum is present at the meeting but sufficient votes to approve any matter are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

         The Trustees of the Trust intend to vote all their shares in favor of the proposal described herein. All Trustees and officers as a group owned of record or beneficially 12.66% of the Fund's outstanding shares on the record date.

I.       ELECTION OF TRUSTEES

     Five nominees are to be elected, each to serve until his or her successor is duly elected and shall qualify. The following table sets forth certain information regarding each nominee for election as a trustee by shareholders.

Name and Principal                                                 Amount of
Occupation During                                                  Beneficial             Compensation
the Past Five Years                                                Ownership              During the
and Directorships of                               Trustee         of Shares of           Fiscal Year Ended
Public Companies                         Age       Since           the Trust(1)           September 30, 1998
--------------------                     ---       -------         -------------          ------------------

*EUGENE A. PROFIT                        34        1996            _____                         None
President and Chief Executive
Officer of IRG
(February, 1996 to Present);
Investment Executive, Legg Mason
Wood Walker (1994- 1996);
Marketing Director, Crossroads Group,
Parsippany, New Jersey (1993-1994);
Owner, Cravings Bakery (1991-1993);
Player, National Football League
(1986-1991).





                                      - 3 -

Name and Principal                                                 Amount of
Occupation During                                                  Beneficial             Compensation
the Past Five Years                                                Ownership              During the
and Directorships of                               Trustee         of Shares of           Fiscal Year Ended
Public Companies                         Age       Since           the Trust(1)           September 30, 1998
--------------------                     ---       -------         -------------          ------------------

*JOSEPH A. QUASH, M.D.                   58        1996            19,315.310             None
Chairman of the Board,
of IRG (1996 to
Present); Cardiologist,
Capital Cardiology
Group, Washington, D.C.
(1976 to Present).

LARRY E. JENNINGS, JR.                   35        1996            664.566                None**
Managing Director
and Chief Executive
Officer, Carnegie Morgan
Energy Partners, LLC and
Carnegie Morgan Energy Co.,
Baltimore, Maryland
(1994 to Present);
Managing Director,
Legg Mason Wood
Walker (1987 to
1994).

ROBERT M. MILANICZ                       50        1996            251.634                None**
Comptroller, American
Psychiatric Association,
Washington, D.C.
(1978 to Present).

DEBORAH OWENS                            39        1998            None                   None**
Host of Moneyworks,
a radio talk show
(February, 1996 to
Present); Senior
Financial Representative
and Talk Show Host for
Fidelity Investments
(1994 to 1996).

(1) Voting and investment power as of October 6, 1998.

* Eugene A. Profit and Joseph A. Quash, M.D., as affiliated persons of IRG, the Trust's investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Profit and Dr. Quash may directly or indirectly receive benefits from the advisory fees paid to IRG as a result of such affiliation.

** Each Trustee that is not affiliated with the Trust or IRG receives a fee equal to $1,000 for each regularly scheduled and special meeting of the Trust attended and reimbursement for all out-of-pocket expenses incurred in attending such meetings. However, during the fiscal year ended September 30, 1998, the Trustees decided to waive compensation to reduce the operating expenses of the Fund.

     All nominees have consented to being named in this proxy statement and have agreed to serve if elected.

     The Trust has an Audit Committee, Pricing Committee and Nominating Committee currently consisting of Mr. Jennings, Mr. Milanicz and Deborah Owens. The Audit Committee makes recommendations to the Board of Trustees concerning the selection of the Trust's independent public accountants, reviews with such accountants the scope and results of the Trust's annual audit and considers any comments which the accountants may have regarding the Trust's financial statements or books of account. The Pricing Committee discusses valuation of securities and approves methodology for valuing thinly traded stocks. The Nominating Committee nominates candidates for the position of trustees.

     During the fiscal year ended September 30, 1998, the Board of Trustees held four meetings. The Audit Committee met twice during the fiscal year. The Pricing Committee and Nominating Committee did not meet during the fiscal year. During such fiscal year, each trustee attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Trustees (held during the period during which he or she has been a trustee) and (ii) the total number of meetings held by the committee of the Board of Trustees on which he or she served.

         EXECUTIVE OFFICERS. The Trust's executive officers are set forth below. The business address of Robert G. Dorsey, Mark J. Seger and John F. Splain is 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202.


Name and Principal Occupation                                      Officer                Position with
During the Past Five Years                            Age          Since                  the Trust
---------------------------------------------------------------------------------------------------
EUGENE A. PROFIT                                      34           1996                   President and
(see page 3)                                                                              Chief Executive
                                                                                          Officer
                                      - 5 -

Name and Principal Occupation                                      Officer                Position with
During the Past Five Years                            Age          Since                  the Trust
-------------------------------------------------------------------------------------------------------

ROBERT G. DORSEY                                      41           1998                   Vice President
President and Treasurer                                                                   and Assistant
of Countrywide Fund Services,                                                             Secretary
Inc. (a registered transfer
agent) and CW Fund
Distributors, Inc. (a
registered broker-dealer
and the Fund's principal
underwriter); Vice President
and Treasurer of Countrywide
Investments, Inc. (a registered
broker-dealer and investment adviser)
and Countrywide Financial
Services, Inc. (a financial
services company and
parent of Countrywide
Fund Services, Inc.,
Countrywide Investments, Inc.
and CW Fund Distributors,
Inc.). He is also Vice President
of Countrywide Investment Trust,
Countrywide Strategic Trust,
Countrywide Tax-Free Trust,
Atalanta/ Sosnoff Investment Trust,
Brundage, Story and Rose
Investment Trust, Markman MultiFund
Trust, Dean Family of Funds,
The New York State Opportunity
Funds, The Thermo Opportunity
Fund, Inc., Maplewood Investment
Trust, a series company,
UC Investment Trust and Wells
Family of Real Estate Funds
and Assistant Vice President of
Firsthand Funds, Schwartz
Investment Trust, The Tuscarora
Investment Trust, Williamsburg
Investment Trust, The Gannett Welsh
& Kotler Funds, Bowes Investment
Trust, The James Advantage Funds
and The Westport Funds (all of which
are registered investment companies).

                                      - 6 -

Name and Principal Occupation                                      Officer                Position with
During the Past Five Years                            Age          Since                  the Trust
-------------------------------------------------------------------------------------------------------

MARK J. SEGER                                         36           1998                   Treasurer
Vice President and Chief
Operating Officer of
Countrywide Fund Services,
Inc. and CW Fund
Distributors, Inc. He is also
Treasurer of Countrywide
Investment Trust, Countrywide
Tax-Free Trust, Countrywide
Strategic Trust, Williamsburg
Investment Trust, Markman
MultiFund Trust,
Brundage, Story and Rose
Investment Trust, Maplewood Investment
Trust, a series company, The Thermo
Opportunity Fund, Inc., The New York
State Opportunity Funds, Dean Family
of Funds, Lake Shore Family of Funds,
Wells Family of Real Estate Funds,
Atalanta/Sosnoff Investment Trust
and UC Investment Trust and Assistant
Treasurer of Schwartz Investment Trust,
The Tuscarora Investment Trust,
The Gannett Welsh & Kotler Funds,
Bowes Investment Trust, The James
Advantage Funds, Firsthand Funds and
The Westport Funds.

JOHN F. SPLAIN                                        42           1998                   Vice
Vice President, Secretary                                                                 President and
and General Counsel of                                                                    Secretary
Countrywide Fund Services,
Inc., CW Fund Distributors,
Inc., Countrywide
Investments, Inc. and
Countrywide Financial
Services, Inc.  He is also Secretary
of Countrywide Investment Trust,
Countrywide Tax-Free Trust,
Countrywide Strategic Trust,
Atalanta/Sosnoff Investment Trust,
Brundage, Story and Rose Investment
Trust, Williamsburg Investment Trust,
Markman MultiFund Trust,

                                      - 7 -

Name and Principal Occupation                                      Officer                Position with
During the Past Five Years                            Age          Since                  the Trust
---------------------------------------------------------------------------------------------------

JOHN F. SPLAIN (...cont'd)
The Tuscarora Investment Trust,
Lake Shore Family of Funds,
Maplewood Investment Trust,
a series company, The Thermo
Opportunity Fund, Inc., Bowes Investment
Trust, UC Investment Trust,
Wells Family of Real Estate Funds and
The Westport Funds and Assistant
Secretary of Schwartz Investment
Trust, The Gannett Welsh &
Kotler Funds, Firsthand Funds,
The New York State Opportunity Funds,
The James Advantage Funds
and the Dean Family of Funds.

II.      APPROVAL OR DISAPPROVAL OF NEW MANAGEMENT AGREEMENT

         The Trust presently retains IRG to manage the Fund's investments pursuant to a an investment advisory agreement between the Trust and IRG (the "Current Management Agreement"). The Current Management Agreement was last approved by the Board of Trustees, including a majority of the Trustees who are not interested persons, as defined in the Investment Company Act of 1940 (the "1940 Act"), of IRG or of the Trust (the "Independent Trustees"), on August 13, 1998. IRG approved the Current Management Agreement, as the sole shareholder of the Fund, on October 15, 1996.

         The Board of Trustees proposes that a new investment advisory agreement between the Trust and IRG (the "New Management Agreement") be approved by shareholders of the Fund. The New Management Agreement will be effective immediately upon approval by shareholders.

         The Current Management Agreement contemplates IRG's appointment of one or more sub-advisers to assume responsibility for providing discretionary investment advisory services to the Fund. The Current Management Agreement authorizes IRG to select and to supervise such sub-adviser(s). Where no sub-adviser(s) directly manages the Fund's assets, IRG provides discretionary investment advisory services directly to the Fund. From the Fund's commencement of operations on November 15, 1996 through October 31, 1997, a sub-adviser selected and supervised by IRG provided investment advisory services to the Fund. Effective October 31, 1997, following approval by the Board of Trustees, the employment of the sub-adviser was terminated and IRG assumed all investment advisory services to the Fund. IRG has been the sole investment adviser to the Fund since that time. While the investment advisory services presently performed by IRG under the Current Management Agreement and those to be performed by IRG under the New Management Agreement are substantially identical, the New Management Agreement does not assign any investment advisory responsibilities to a sub-adviser since it is not contemplated that any sub-adviser(s) will be appointed in the future. The terms and conditions of the New Management Agreement are otherwise substantially the same as those of the Current Management Agreement with the exception of the effective date and termination date and certain other changes described below.

         The employees of IRG who currently provide portfolio management services to the Fund are expected to continue to provide such services and there will be no change in their responsibilities with respect to the Fund under the New Management Agreement. Furthermore, no changes in IRG's method of operation, or the location where it conducts its business, are contemplated.

         THE NEW MANAGEMENT AGREEMENT. Under the New Management Agreement, IRG will select portfolio securities for investment by the Fund, purchase and sell securities of the Fund, and upon making any purchase or sale decision, place orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, applicable state securities laws, the supervision and control of the Board of Trustees of the Trust and the investment objectives, policies and restrictions of the Fund. Pursuant to the New Management Agreement, IRG will also provide certain executive personnel for the Trust and any necessary office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund. IRG will receive a fee from the Fund, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the average value of the daily net assets of the Fund. This is the same fee that is payable to IRG under the Current Management Agreement. During the fiscal year ended September 30, 1998, the Fund did not pay any fees to IRG because of voluntary fee waivers by IRG in order to reduce the Fund's operating expenses.

         The New Management Agreement directs IRG to give primary consideration to the best net price and the most favorable execution in the selection of brokers and dealers to execute portfolio transactions for the Fund. Consistent with this obligation, when IRG believes two or more brokers are comparable in price and execution, IRG may prefer (i) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Fund shares, and (ii) brokers who are affiliated persons of the Trust or IRG.

         The New Management Agreement provides that it will remain in force for an initial term of two years and from year to year thereafter, subject to annual approval by (a) the Board of Trustees of the Trust or (b) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval. The New Management Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by IRG. The New Management Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

         The New Management Agreement provides that IRG shall not be liable for any error of judgment, mistake of law or any loss whatsoever suffered by the Trust in connection with the performance of the New Management Agreement, except a loss resulting from IRG's willful misfeasance, bad faith or gross negligence or from reckless disregard by IRG of its obligations thereunder.

         The New Management Agreement differs from the Current Management Agreement in the following respects:

         (1) The Current Management Agreement contains specific provisions regarding the appointment of one or more sub-advisers to provide investment advisory services to the Fund, and appoints IRG to select and supervise such sub-adviser(s). The New Management Agreement assigns the investment advisory responsibilities directly to IRG and deletes any reference to sub-advisers or the selection and supervisory responsibilities enumerated in the Current Management Agreement.

         (2) The Current Management Agreement limits Fund expenses to the most restrictive expense limitation imposed on the Fund by states in which the Fund is qualified to sell shares. Recent federal legislation has limited the states in the substantive regulation of mutual funds. Accordingly, states are prohibited from applying any limitations to the expenses of the Fund. Therefore, the New Management Agreement does not make any reference to expense limitations which could previously be imposed on the Fund by states in which the Fund is qualified to sell shares.

         The New Management Agreement is attached as Exhibit A. The description set forth in this Proxy Statement of the New Management Agreement is qualified in its entirety by reference to Exhibit A.

         If the New Management Agreement is approved by the Fund's shareholders, it will become effective immediately. In the event that shareholders of the Fund do not approve the New Management Agreement, the Board of Trustees will consider other available alternatives, including negotiating a new investment advisory agreement with IRG or another advisory organization selected by the Board, in either event subject to approval by the shareholders of the Fund.

         INFORMATION ON IRG. IRG was organized as a Delaware Limited Liability Company in February, 1996. Eugene A. Profit and Joseph A. Quash, M.D. are the controlling members of IRG. IRG is registered as an investment adviser with the U.S. Securities and Exchange Commission. Its address is 8720 Georgia Ave, Suite 808, Silver Spring, Maryland 20910. The directors and the principal executive officers of IRG are Eugene A. Profit, Joseph A. Quash, M.D., Linda M. Quash, Michelle D. Quash and Dr. Thomas Pinder. Mr. Profit and Dr. Quash both also serve as Trustees of the Trust.

         Eugene A. Profit is primarily responsible for managing the portfolio of the Fund and has acted in this capacity since October 31, 1997.

         EVALUATION BY THE BOARD OF TRUSTEES. On August 13, 1998, the Board of Trustees, including a majority of the Independent Trustees, by votes cast in person, unanimously approved, subject to the required shareholder approval described herein, the New Management Agreement.

         In considering approval of the New Management Agreement, the Board of Trustees carefully evaluated information it deemed necessary to enable it to determine whether the New Management Agreement will be in the best interests of the Fund and its shareholders. In making the recommendation to approve the New Management Agreement, the Trustees evaluated the experience of IRG's key personnel in providing investment advisory services to the Fund and in institutional investing, the quality of services IRG is expected to provide the Fund and the compensation proposed to be paid to IRG. The Trustees have given careful consideration to all factors deemed to be relevant to the Fund, including, but not limited to: (1) the fees and expense ratios of comparable mutual funds; (2) the performance of the Fund as compared to similar mutual funds; (3) the nature and the quality of the services expected to be rendered to the Fund by IRG; (4) the distinct investment objective and policies of the Fund;
(5) that the compensation payable to IRG under the New Management Agreement will be at the same rate as the compensation now payable under the Current Management Agreement; (6) that the investment advisory services to be provided by IRG under the New Management Agreement are substantially identical to the investment advisory services currently provided by IRG to the Fund; (7) the history, reputation, qualification and background of IRG, as well as the qualifications of the key personnel of IRG; and (8) the financial condition of IRG.

         OTHER INFORMATION. CW Fund Distributors, Inc. serves as the Fund's principal underwriter. Countrywide Fund Services, Inc. serves as the Fund's administrator, transfer and dividend disbursing agent, and accounting and pricing agent. The address of CW Fund Distributors, Inc. and Countrywide Fund Services, Inc. is 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. CW Fund Distributors, Inc. and Countrywide Fund Services, Inc. are wholly-owned indirect subsidiaries of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE NEW MANAGEMENT AGREEMENT.

III. APPROVAL OR DISAPPROVAL OF ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING THE FUND FROM WRITING PUT AND CALL OPTIONS.

         The Board of Trustees has adopted certain fundamental investment restrictions which are designed to reduce the risks of an investment in the Fund. Fundamental restrictions may not be altered or eliminated except by the vote of a majority of the outstanding shares of the Fund. One such restriction adopted by the Trustees on behalf of the Fund is:

                  Short Sales. The Fund will not make short sales of securities, or maintain a short position, other than short sales "against the box." IN ADDITION, THE FUND WILL NOT WRITE PUT OR CALL OPTIONS.

         The Board of Trustees, at the recommendation of IRG, has determined that it is appropriate to provide the Fund with the flexibility to write covered put and call options. The Trustees have therefore determined that, subject to shareholder approval, the highlighted sentence within the foregoing investment restriction should be eliminated. The Fund does not currently intend to commit more than 5% of its net assets to options strategies; however, this will not be a fundamental limitation and may be changed by the Board of Trustees without shareholder approval.

         IRG believes that writing covered options is prudent investment technique which involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. The Fund intends to write put and call options as a hedging device and not for speculative purposes. These options are covered by the Fund because, in the case of call options, it will own the underlying securities as long as the option is outstanding or because, in the case of put options, it will maintain a segregated account of cash, U.S. Government obligations or other liquid securities which can be liquidated promptly to satisfy any obligation of the Fund to purchase the underlying securities.

         Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund. The Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

         On August 13, 1998, the Board of Trustees authorized, subject to shareholder approval, the elimination of the fundamental investment restriction prohibiting the Fund from writing put and call options. If shareholders approve the elimination of this restriction, the Fund's prospectus and statement of additional information will be revised in order to reflect the Fund's policies regarding the writing of put and call options.

         The elimination of the foregoing investment restriction is not expected to have a significant impact upon future operations of the Fund and is intended to provide IRG with greater flexibility in managing the Fund's assets.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE ELIMINATION OF THE FOREGOING INVESTMENT RESTRICTION.

IV.      RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         PricewaterhouseCoopers L.L.P. has been selected as the Fund's independent public accountants for the current fiscal year by the Board of Trustees, including a majority of the Independent Trustees. The employment of PricewaterhouseCoopers L.L.P. is conditional upon the right of the Fund, by a vote of a majority of its outstanding shares, to terminate the employment without any penalties.

         PricewaterhouseCoopers L.L.P. has acted as the Fund's independent public accountants, through one of its predecessors, Coopers & Lybrand
L.L.P., since commencement of the Fund's operations. If the Fund's shareholders do not ratify the selection of PricewaterhouseCoopers L.L.P., other certified public accountants will be considered for selection by the Board of Trustees.

         Representatives of PricewaterhouseCoopers L.L.P. are not expected to be present at the meeting although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of PricewaterhouseCoopers L.L.P. are present, they will be available to respond to appropriate questions from shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS.

V.       OTHER BUSINESS

         The proxy holders have no present intention of bringing any matter before the meeting other than that specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

         Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its proxy statement and form of proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

                                              By Order of the Board of Trustees

                                              /s/ John F. Splain


                                              John F. Splain
                                              Secretary

Date: October 18, 1998

-----------------------------------------------------------------
Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A

                              MANAGEMENT AGREEMENT

         THIS MANAGEMENT AGREEMENT is made this __ day of _________, 1998, between Profit Funds Investment Trust (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, and Investor Resources Group, LLC (the "Manager"), a limited liability company organized under the laws of the State of Delaware.

         WHEREAS, the Trust has been organized to operate as an open-end investment company registered under the Investment Company Act of 1940, as amended (the "Act");

         WHEREAS, the Trust currently issues shares of a single series, the Profit Value Fund (the "Fund"), and the Trustees have the power to create additional series; and

         WHEREAS, the Fund has been created for the purpose of investing and reinvesting its assets in securities pursuant to the investment objective and policies as set forth in the Trust's registration statement under the Act and the Securities Act of 1933 (the "Registration Statement"), as heretofore amended and supplemented; and the Trust desires to avail itself of the services, information, advice, assistance and facilities of a manager and to have a manager provide or perform for it various management, statistical, portfolio adviser selection and other services for the Fund; and

         WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

         NOW, THEREFORE, the Trust and Manager agree as follows:

         1. EMPLOYMENT OF THE MANAGER. The Trust hereby employs the Manager to manage the investment and reinvestment of the assets of the Fund in the manner set forth in paragraph 2 of this Agreement, subject to the direction of the Board of Trustees and the officers of the Trust, for the period, in the manner, and on the terms hereinafter set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

         2. OBLIGATION OF AND SERVICES TO BE PROVIDED BY THE MANAGER. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:
         A.       Investment Management Services.
                  (a) The Manager shall have overall supervisory responsibility for the general management and investment of the assets and portfolio securities of the Fund subject to and in accordance with the investment objective and policies of the Fund, and any directions which the Trust's Board of Trustees may issue to the Manager from time to time.

                  (b) The Manager shall provide overall investment programs and strategies for the Fund, shall revise such programs as necessary and shall monitor and report periodically to the Board of Trustees concerning the implementation of the programs.
                  (c) The Manager shall have full investment discretion and shall make all determinations with respect to the investment of the Fund's assets and the purchase and sale of portfolio securities with those assets.
                  (d) The Manager shall render regular reports to the Trust, at regular meetings of the Board of Trustees, of, among other things, the portfolio investments of the Fund and measurement and analysis of the results achieved by the Fund.
                  (e) The Manager shall employ or provide and compensate the executive, administrative, secretarial and clerical personnel necessary to provide the services set forth in this paragraph 2, and shall bear the expense thereof, except as may otherwise be provided in Section 4 of this Agreement. The Manager shall also compensate all officers and employees of the Trust who are officers or employees of the Manager.

                  (f) The Manager shall pay all expenses incurred in connection with the sale or distribution of the Fund's shares to the extent such expenses are not assumed by the Fund under the Trust's Plan of Distribution.
         B. Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and
                  Other Materials.
                  The Manager will make available and provide financial, accounting and statistical information required by the Trust in the preparation of registration statements, reports and other documents required by federal and state securities laws, and such information as the Trust may reasonably request for use in the preparation of registration statements, reports and other documents required by federal and state securities laws.
         C. Other Obligations and Services. The Manager shall make available its officers and employees to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Fund and its investment activities.

         3. EXECUTION AND ALLOCATION OF PORTFOLIO BROKERAGE COMMISSIONS. The Manager, subject to the limitations contained in this paragraph 3, shall place, on behalf of the Fund, orders for the execution of portfolio transactions. The Manager is not authorized by the Trust to take any action, including the purchase or sale of securities for the Fund's account, (a) in contravention of (i) any investment restrictions set forth in the Act and the rules thereunder, (ii) specific instructions adopted by the Board of Trustees and communicated to the Manager, or (iii) the investment objective, policies and restrictions of the Fund as set forth in the Registration Statement, or (b) which would have the effect of causing the Fund to fail to qualify or to cease to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, or any succeeding statute.

         Subject to the foregoing, the Manager shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determination with or through such persons, brokers or dealers in conformity with the policy with respect to brokerage as set forth in the Registration Statement or as the Board of Trustees may direct from time to time. It is recognized that, in providing the Fund with investment supervision of the placing of orders for portfolio transactions, the Manager will give primary consideration to securing the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Consistent with this policy, the Manager may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to other funds and/or the other accounts over which it exercises investment discretion. It is understood that neither the Trust nor the Manager have adopted a formula for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Manager have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, the Manager is authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice, provided that the Manager determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Manager's overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion. It is understood that although the information may be useful to the Trust and the Manager, it is not possible to place a dollar value on such information. Consistent with the Rules of Fair Practice of the National

Association of Securities Dealers, Inc., and subject to seeking best qualitative execution, the Manager may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund.

         On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients

         The Manager will not execute any portfolio transactions for the Fund's account with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Trust or the Manager without the prior approval of the Trust. The Trust agrees that it will provide the Manager with a list of brokers and dealers which are "affiliated persons" of the Trust or the Manager.

         The Manager shall render regular reports to the Trust of the total brokerage business placed by the Fund and the manner in which the allocation has been accomplished.

         4. Expenses of the Fund. It is understood that the Fund will pay, or that the Trust will enter into arrangements that require third parties to pay, all expenses of the Fund other than those expressly assumed by the Manager herein, which expenses payable by the Fund shall include:
         A. Expenses of all audits by independent public accountants;
         B. Expenses of transfer agent, dividend disbursing agent, accounting and pricing agent and shareholder recordkeeping services;
         C. Expenses of custodial services, including recordkeeping services provided by the custodian;
         D.       Expenses of obtaining security valuation quotations for
                  calculating the value of the Fund's net assets;
         E.       Salaries and other compensation of any of its executive
                  officers and employees, if any, who are not officers, directors, stockholders or employees of the Manager;
         F.       Taxes or governmental fees levied against the Fund;
         G. Brokerage fees and commissions in connection with the purchase and sale of the Fund's portfolio securities;
         H. Costs, including the interest expense, of borrowing money;
         I. Costs and/or fees incident to Board of Trustee and shareholder meetings, the preparation and mailings of prospectuses, reports and notices to the existing shareholders of the Fund, the filing of reports with regulatory bodies, the maintenance of the Trust's existence as a business trust, membership in investment company organizations, and the registration of shares with federal and state securities authorities;
         J. Legal fees, including the legal fees related to the registration and continued qualification of the Fund's shares for sale and legal fees arising from litigation to which the Trust may be a party and indemnification of the Trust's officers and trustees with respect thereto;
         K. Costs of printing share certificates (in the event such certificates are issued) representing shares of the Fund;
         L. Trustees' fees and expenses of Trustees who are not directors, officers, employees or stockholders of the Manager or any of its affiliates; and
         M.       The Fund's pro rata portion of the fidelity bond required by
                  Section 17(g) of the Act and other insurance premiums.

         5.  ACTIVITIES AND AFFILIATES OF THE MANAGER.
         A. The services of the Manager hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others. The Manager shall use the same skill and care in the management of the Fund's assets as it uses in the administration of other accounts to which it provides asset management, consulting and portfolio manager selection services, but shall not be obligated to give the Fund more favorable or preferential treatment vis-a-vis its other clients.
         B. Subject to and in accordance with the Agreement and Declaration of Trust and Bylaws of the Trust and to
                  Section 10(a) of the Act, it is understood that Trustees, officers and agents of the Trust and shareholders of the Fund are or may be interested in the Manager or its affiliates as directors, officers, agents or stockholders of the Manager or its affiliates; that directors, officers, agents and stockholders of the Manager or its affiliates are or may be interested in the Trust as Trustees, officers, agents, shareholders or otherwise; that the Manager or its affiliates may be interested in the Trust as shareholders or otherwise; and that the effect of any such interests shall be governed by said Declaration of Trust, Bylaws and the Act.

         6. COMPENSATION OF THE MANAGER. For all of the services to be rendered and payments made as provided in this Agreement, the Fund will pay the Manager a fee, computed and accrued daily and paid monthly, at the annual rate of 1.25% of the Fund's average daily net assets.

         The value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust and to resolutions of the Board of Trustees of the Trust. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this paragraph 6, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of business on that day, or as of such other time as the value of the Fund's net assets may lawfully be determined on that day. If the determination of the net asset value of the Fund's shares has been suspended for a period including such month, the Manager's compensation payable for such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

         7. LIABILITIES OF THE MANAGER.
         A. Except as provided below in this paragraph 7, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager ("disabling conduct"), the Manager shall not be subject to liability to the Trust or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
         B.       The Manager shall not be indemnified for any liability unless
                  (i) a final decision is made on the merits by a court or other body before whom the proceeding was brought that the Manager was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Manager was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the Trustees who are not interested persons of the Trust or the Manager or (b) an independent legal counsel in a written opinion. The Trust will advance attorneys' fees or other expenses incurred by the Manager in defending a proceeding, upon the undertaking by or on behalf of the Manager to repay the advance unless it is ultimately determined that the Manager is entitled to indemnification, so long as the Manager meets at least one of the following as a condition to the advance: (i) the Manager shall provide a security for its undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Trustees who are not interested persons of the Trust or the Manager, or an independent legal counsel in a written opinion, shall determine, based on a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Manger ultimately will be found entitled to indemnification. Any person employed by the Manager who may also be or become an employee of the Trust shall be deemed, when acting within the scope of his employment by the Trust, to be acting in such employment solely for the Trust and not as the Manager's employee or agent.
         C. No provision of this Agreement shall be construed to protect any Trustee, director, officer or agent of the Trust or the Manager from liability in violation of Sections 17(h) and (i) of the Act.

         8.  RENEWAL AND TERMINATION.
         A. This Agreement shall become effective on the date first written above and shall remain in full force and effect for two (2) years from the date hereof and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Trustees or of a majority of the outstanding voting securities. The aforesaid provision that this Agreement may be continued "annually" shall be construed in a manner consistent with the Act and the rules and regulations thereunder.
         B.       This Agreement:
                  (a) may at any time be terminated with respect to the Fund, without the payment of any penalty, either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days' written notice to the Manager;
                  (b) shall immediately terminate in the event of its assignment; and
                  (c) may be terminated by the Manager on sixty (60) days' written notice to the Trust.
         C. As used in this Section 8, the terms "assignment," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.
         D. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postpaid, to the other party to this Agreement at its principal place of business.

         9. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         10. LIMITATION OF LIABILITY. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Trust and signed by the officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

         11. USE OF NAME. The Manager may use the name "Profit Funds" or any derivation thereof in connection with another business enterprise, including any registered investment company with which the Manager is, or may become associated, so long as such use is permitted under the Act and other applicable law.
         12. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund and by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Manager or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

         13. GOVERNING LAW. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

                                                  PROFIT FUNDS INVESTMENT TRUST

ATTEST:_______________________________            By:__________________________

                                                  Title: President

                                                  INVESTOR RESOURCES GROUP, LLC

ATTEST:_______________________________            By:__________________________

                                                  Title: President